Exhibit 1

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13G or 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities and Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them to such a statement on Schedule 13G or 13D with respect to the common stock of New GGP, Inc. beneficially owned by each of them. Each of the undersigned hereby expressly authorizes each other party to file on its behalf any and all amendments to such statement. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13G or 13D.

Dated: November 18, 2010

BLACKSTONE REAL ESTATE PARTNERS VI L.P.

By: Blackstone Real Estate Associates VI L.P., its General Partner
By: BREA VI L.L.C., its General Partner

By:	/s/ Robert L. Friedman
	Name:	Robert L. Friedman
	Title:	Authorized Person

BLACKSTONE REAL ESTATE PARTNERS (AIV)VI L.P.

By: Blackstone Real Estate Associates VI L.P., its General Partner
By: BREA VI L.L.C., its General Partner

By:	/s/ Robert L. Friedman
	Name:	Robert L. Friedman
	Title:	Authorized Person

BLACKSTONE REAL ESTATE PARTNERS VI.F L.P.

By: Blackstone Real Estate Associates VI L.P., its General Partner
By: BREA VI L.L.C., its General Partner

By:	/s/ Robert L. Friedman
	Name:	Robert L. Friedman
	Title:	Authorized Person

BLACKSTONE REAL ESTATE PARTNERS VI.TE.1 L.P.

By: Blackstone Real Estate Associates VI L.P., its General Partner
By: BREA VI L.L.C., its General Partner

By:	/s/ Robert L. Friedman
	Name:	Robert L. Friedman
	Title:	Authorized Person

BLACKSTONE REAL ESTATE PARTNERS VI.TE.2 L.P.

By: Blackstone Real Estate Associates VI L.P., its General Partner
By: BREA VI L.L.C., its General Partner

By:	/s/ Robert L. Friedman
	Name:	Robert L. Friedman
	Title:	Authorized Person

BLACKSTONE REAL ESTATE HOLDINGS VI L.P.

By: BREP VI Side-by-Side GP L.L.C., its General Partner

By:	/s/ Robert L. Friedman
	Name:	Robert L. Friedman
	Title:	Authorized Person

BLACKSTONE GGP PRINCIPAL TRANSACTION PARTNERS L.P.

By: Blackstone Real Estate Associates VI L.P., its General Partner
By: BREA VI L.L.C., its General Partner

By:	/s/ Robert L. Friedman
	Name:	Robert L. Friedman
	Title:	Authorized Person

BLACKSTONE REAL ESTATE ASSOCIATES VI L.P.

By: BREA VI L.L.C., its General Partner

By:	/s/ Robert L. Friedman
	Name:	Robert L. Friedman
	Title:	Authorized Person

BREP VI SIDE-BY-SIDE GP L.L.C.

By:	/s/ Robert L. Friedman
	Name:	Robert L. Friedman
	Title:	Authorized Person

BREA VI L.L.C.

By:	/s/ Robert L. Friedman
	Name:	Robert L. Friedman
	Title:	Authorized Person

BLACKSTONE HOLDINGS III L.P.

By: Blackstone Holdings III GP L.P., its General Partner
By: Blackstone Holdings III GP Management L.L.C., its General Partner

By:	/s/ Robert L. Friedman
	Name:	Robert L. Friedman
	Title:	Authorized Person

BLACKSTONE HOLDINGS III GP L.P.

By: Blackstone Holdings III GP Management L.L.C., its General Partner

By:	/s/ Robert L. Friedman
	Name:	Robert L. Friedman
	Title:	Authorized Person

BLACKSTONE HOLDINGS III GP MANAGEMENT L.L.C.

By:	/s/ Robert L. Friedman
	Name:	Robert L. Friedman
	Title:	Authorized Person

THE BLACKSTONE GROUP L.P.

By: Blackstone Group Management L.L.C., its General Partner

By:	/s/ Robert L. Friedman
	Name:	Robert L. Friedman
	Title:	Authorized Person

BLACKSTONE GROUP MANAGEMENT L.L.C.

By:	/s/ Robert L. Friedman
	Name:	Robert L. Friedman
	Title:	Authorized Person

/s/ Stephen A. Schwarzman
STEPHEN A. SCHWARZMAN

/s/ John G. Schreiber
JOHN G. SCHREIBER